UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2012

WYNN RESORTS, LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WYNN LAS VEGAS, LLC

(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada		89109
(Address of principal executive offices of each registrant)		(Zip Code)

(702) 770-7555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into A Material Definitive Agreement.

Indenture for 5.375% First Mortgage Notes due 2022

On March 12, 2012, Wynn Las Vegas, LLC (the “Company”) and Wynn Las Vegas Capital Corp. (“Capital Corp.” and, together with the Company, the “Issuers”) issued $900,000,000 aggregate principal amount of 5.375% First Mortgage Notes due 2022 (the “2022 Notes”) pursuant to an Indenture, dated as of March 12, 2012 (the “2022 Indenture”), among the Issuers, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”). The Company plans to use a portion of the net proceeds of the offering to repay all outstanding loans under its term loan facilities and to use the remaining net proceeds for general corporate purposes.

The 2022 Notes will mature on March 15, 2022 and bear interest at the rate of 5.375% per annum. The Issuers may redeem all or a portion of the 2022 Notes at any time on or after March 15, 2017, at a premium decreasing ratably to zero, plus accrued and unpaid interest. In addition, prior to March 15, 2015, the Issuers may redeem up to 35% of the aggregate principal amount of the 2022 Notes with the net proceeds of one or more qualified equity contributions made to the Issuers by their parent, Wynn Resorts, Limited. If the Issuers undergo a change of control, they must offer to repurchase the 2022 Notes at 101% of the principal amount, plus accrued and unpaid interest. If the Issuers sell certain assets or suffer an event of loss, and the Issuers do not use the sale or insurance proceeds for specified purposes, they must offer to repurchase the 2022 Notes at 100% of the principal amount, plus accrued and unpaid interest. The 2022 Notes are also subject to mandatory redemption requirements imposed by gaming laws and regulations of gaming authorities in Nevada.

The 2022 Notes are the Issuers’ senior secured obligations and rank pari passu in right of payment with borrowings under the Company’s credit facilities and the Issuers’ outstanding 7 7/8% First Mortgage Notes due 2017 (the “2017 Notes”), the 7 7/8% First Mortgage Notes due 2020 (“7 7/8% 2020 Notes”) and the 7 3/4% First Mortgage Notes due 2020 (the “7 3/4% 2020 Notes” and, together with the 2017 Notes and the 7 7/8% 2020 Notes, the “Existing Notes”). The 2022 Notes are secured on an equal and ratable basis (with certain exceptions) by a first priority lien on substantially all of the Issuers’ existing and future assets, and, subject to gaming approval, a first priority pledge of the Company’s equity interests, all of which is the same collateral that secures borrowings under the Company’s credit facilities and the Existing Notes. The first priority lien securing the 2022 Notes may be released in whole, or in part, under certain circumstances without the consent of the holders of the 2022 Notes.

The 2022 Notes are jointly and severally guaranteed by all of the Issuers’ subsidiaries except Wynn Completion Guarantor, LLC (the “Guarantors”). The guarantees of the 2022 Notes are secured on an equal and ratable basis by a first priority lien on substantially all of the Guarantors’ assets, the same collateral that secures the guarantees under the Company’s credit facilities and the Existing Notes.

The 2022 Indenture contains covenants limiting the Issuers’ and the Issuers’ restricted subsidiaries’ ability to: pay dividends or distributions or repurchase equity; incur additional debt; make investments; create liens on assets to secure debt; enter into transactions with affiliates; issue stock of, or member’s interests in, subsidiaries; enter into sale-leaseback transactions; engage in other businesses; merge or consolidate with another company; transfer and sell assets;

issue disqualified stock; create dividend and other payment restrictions affecting subsidiaries; and designate restricted and unrestricted subsidiaries. These covenants are subject to a number of important and significant limitations, qualifications and exceptions.

Events of default under the 2022 Indenture include, among others, the following: default for 30 days in the payment when due of interest on the 2022 Notes; default in payment when due of the principal of, or premium, if any, on the 2022 Notes; failure to comply with certain covenants in the 2022 Indenture; and certain events of bankruptcy or insolvency. In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to the Issuers, any significant restricted subsidiary or any group of restricted subsidiaries that, taken together, would constitute a significant restricted subsidiary, all 2022 Notes then outstanding will become due and payable immediately without further action or notice.

The foregoing description is not complete and is qualified in its entirety by the 2022 Indenture, which is filed herewith as Exhibit 4.1 and incorporated herein by this reference.

Registration Rights Agreement for 5.375% First Mortgage Notes due 2022

On March 12, 2012, in connection with the issuance of the 2022 Notes, the Issuers entered into a Registration Rights Agreement (the “Registration Rights Agreement”), by and among the Issuers, the Guarantors, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC.

Pursuant to the Registration Rights Agreement, the Issuers and the Guarantors agreed to register with the Securities and Exchange Commission (the “SEC”) exchange notes (the “Exchange Notes”), having substantially identical terms as the 2022 Notes, as part of an offer to exchange freely tradable Exchange Notes for the 2022 Notes. Pursuant to the Registration Rights Agreement, the Issuers and the Guarantors agreed to file a registration statement with the SEC within 210 days after March 12, 2012 and to use all commercially reasonable efforts to cause the registration statement to be declared effective by the SEC within 300 days after March 12, 2012. The Issuers and the Guarantors agreed to file a shelf registration statement with the SEC for the resale of the 2022 Notes if they cannot complete an exchange offer within the time periods listed in the preceding sentence and in certain other circumstances. The Issuers and the Guarantors may be required to pay liquidated damages if they fail to comply with the registration and exchange requirements set forth in the Registration Rights Agreement.

The foregoing description is not complete and is qualified in its entirety by the Registration Rights Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by this reference.

Sixth Amendment to Amended and Restated Master Disbursement Agreement

On March 12, 2012 in connection with the issuance of the 2022 Notes, the Company entered into a sixth amendment (the “Sixth Amendment”) to its Amended and Restated Master Disbursement Agreement, dated as of October 25, 2007, as amended by a First Amendment thereto, dated as of October 31, 2007, a Second Amendment thereto, dated as of November 6, 2007, Section 7(a) of that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 17, 2009, a Third Amendment thereto, dated as of October 19, 2009, a Fourth Amendment thereto, dated as of April 28, 2010, and a Fifth Amendment thereto, dated as of August 4, 2010 (as so amended, the “Disbursement Agreement”), by and among the Company, Deutsche Bank Trust Company Americas, as bank agent, and Deutsche Bank Trust

Company Americas, as disbursement agent. The Sixth Amendment, among other things, waives the Company’s obligation to achieve the Phase II Final Completion Date and removes the Completion Guaranty Release Conditions (as such terms are defined in the Disbursement Agreement), and makes certain technical changes to reflect the issuance of the 2022 Notes.

The foregoing description is not complete and is qualified in its entirety by the Sixth Amendment, which is filed herewith as Exhibit 10.2 and incorporated herein by this reference.

Amendment No. 8 to Credit Agreement

On March 12, 2012, the Company entered into an eighth amendment (“Amendment No. 8”) to its Amended and Restated Credit Agreement, dated as of August 15, 2006 (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of April 9, 2007, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2007, that certain Third Amendment to Amended and Restated Credit Agreement, dated as of September 17, 2008, that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 17, 2009, that certain Fifth Amendment to Amended and Restated Credit Agreement, dated as of September 10, 2009, that certain Sixth Amendment to Amended and Restated Credit Agreement, dated as of April 28, 2010, and that certain Seventh Amendment to Amended and Restated Credit Agreement, dated as of August 4, 2010, the “Credit Agreement”), among the Company, Deutsche Bank Trust Company Americas, as Administrative Agent, issuing lender and swing line lender, Deutsche Bank Securities Inc., as lead arranger and joint book running manager, Banc of America Securities LLC, as lead arranger and joint book running manager, Bank of America, N.A., as syndication agent, J.P. Morgan Securities Inc., as arranger and joint book running manager, JPMorgan Chase Bank, N.A., as joint documentation agent, SG Americas Securities, LLC, as arranger and joint book running manager, Société Générale, as joint documentation agent, Bank of Scotland, as managing agent, HSH Nordbank AG, as managing agent, the Royal Bank of Scotland plc, as managing agent, Wachovia Bank, as managing agent, and the several banks and other financial institutions or entities from time to time parties thereto as lenders.

Amendment No. 8 amends the Credit Agreement to, among other things, permit the issuance of the 2022 Notes. Concurrently with the issuance of the 2022 Notes, the Company has prepaid all term loans under the Credit Agreement, has terminated all of its revolving credit commitments that were due to expire in 2013, and has terminated all but $100,000,000 of its revolving credit commitments expiring in 2015.

The foregoing description is not complete and is qualified in its entirety by the Credit Agreement, which, as Exhibit B to Amendment No. 8, is filed herewith as Exhibit 10.3 and incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

4.1	Indenture, dated as of March 12, 2012, among the Issuers, the Guarantors and the Trustee.

10.1	Registration Rights Agreement, dated as of March 12, 2012, by and among the Issuers, the Guarantors, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC.

10.2	Sixth Amendment to Amended and Restated Master Disbursement Agreement, dated as of March 12, 2012, by and among the Company, Deutsche Bank Trust Company Americas, as the Bank Agent, and Deutsche Bank Trust Company Americas, as the Disbursement Agent.

10.3	Eighth Amendment to Amended and Restated Credit Agreement, dated as of March 12, 2012 among the Issuers, the Guarantors, Wynn Resorts Holdings, LLC, Wynn Completion Guarantor, LLC and Deutsche Bank Trust Company Americas, as Administrative Agent on behalf of the several banks and other financial institutions or entities from time to time party to the Company’s Amended and Restated Credit Agreement, dated as of August 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2012

WYNN RESORTS, LIMITED

By:	/s/ Matt Maddox
	Name:	Matt Maddox
	Title:	Chief Financial Officer and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2012

WYNN LAS VEGAS, LLC

By:	Wynn Resorts Holdings, LLC,
its sole member

By:	Wynn Resorts, Limited,
its sole member

By:	/s/ Matt Maddox
	Name:	Matt Maddox
	Title:	Chief Financial Officer and Treasurer